EXHIBIT 99.2
2007 Earnings Presentation April 10, 2008

Forward Looking Statements This presentation contains forward-looking statements with respect to our financial condition and business. All statements other than statements of historical fact made in this press release are forward-looking. Such forward-looking statements include, among others, those statements including the words "expect," "anticipate," "intend," believe," and similar language. These forward-looking statements involve certain risks and uncertainties. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) competitive pressure in our industry; (2) fluctuations in the price of steel, aluminum, and other raw materials; (3) changes in general economic conditions; (4) our dependence on the automotive industry (which has historically been cyclical) and on a small number of major customers for the majority of our sales; (5) pricing pressure from automotive industry customers and the potential for re-sourcing of business to lower-cost providers; (6) changes in the financial markets or our debt ratings affecting our financial structure and our cost of capital and borrowed money; (7) the uncertainties inherent in international operations and foreign currency fluctuations; and (8) the risks described in our most recent Annual Report on Form 10-K and our periodic statements filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on the forward- looking statements, which speak only as of the date of this presentation.

Agenda Company Overview & Highlights Curt Clawson, President, CEO & Chairman of the Board Fred Bentley, Chief Operating Officer Financial Review Jim Yost, Executive Vice President & CFO

BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Our Vision

Short-Term Execution Goals for 2007 Execute operating plan Restructuring Extend the lead in Global Wheels Positive free cash flow Status1 1 Status: green = achieved; yellow = in progress, on track; red = not on track

Execute Operating Plan 2007 Financial Highlights 2007 2006 YTD 192 156.49 2007 2006 YTD 72.7 37.3 2007 2006 YTD 38.3 -28.9 2006 2007 Sales 2007 2006 YTD 2126.7 1796.8 Adjusted EBITDA ($ in millions) Core Operating Earnings1 Free Cash Flow (Excl. A/R Programs) Liquidity 2006 2006 2006 2006 2007 2007 2007 2007 2007 2006 YTD 300 129 18% 133% $67M 95% 23% 1 Please refer to the appendix for the definition of core operating earnings.

2005 2006 2007 East 1726 1797 2126.7 Execute Operating Plan Strategic Growth Investments Paying Off ($ in millions) Adjusted EBITDA growth of 38% since 2005 Sales 2005 2006 2007 East 139.2 156.49 192 Adj. EBITDA 38% ($ in millions) 23% Wheel volume growth from 53M to 59M units 2005 to 2007 unit volume increases in growth areas: Turkey 49% India 34% Czech 26% Thailand 19% Brazil 7% Investment strategy working as reflected by Adjusted EBITDA growth

Restructuring 2007 Actions Sold aluminum suspension components business to DMI on February 14 Completed equity rights offering and refinancing on May 30 Sold MGG subsidiary to ECF Group on June 29 Sold Wabash, Indiana powertrain facility to Harvey Industries on July 5 Sold automotive brake business to Brembo on November 9 2007 restructuring plan successfully implemented

Restructuring Liquidity Liquidity improvement of $171M 1/31/2007 1/31/2008 A/R Securitization 11 16 Credit Revolver 79 124 Cash Balance 39 160 ($ in millions) $129 $300 Cash Balance Up $121M Credit Revolver Up $45M

Extend the Lead in Global Wheels Growing in the Right Regions Strong market increases projected from 2007 to 2009 in our growth regions* India - 62% Czech - 8% Thailand - 15% Turkey - 20% Brazil - 16% Steel Aluminum License Agreement Geographic and product diversity continues * Note: Market projections from CSM 2/08 Mfg. Sites Geographic Coverage Mfg sites - 19 Countries - 12 Wheel production of 59M units in 2007 Global Presence Right Locations

Extend the Lead in Global Wheels Sales by Region 2007 Sales $2.1 Billion USD 2004 Sales $1.4 Billion USD Sales growth in developing markets

Extend the Lead in Global Wheels Production Build Outlook Hayes is positioned well in both established and growth regions Source: Lt Vehicle CSM 2/08, Commercial JDPower 3/08 Overall growth in light vehicle production is 5.5M vehicles or 22M wheels in 2 years Emerging markets growing at 27% from 2007 to 2009 Commercial truck production growing at 11% with strength in most regions Profitability of growth projects contributing more per unit than base business

Extend the Lead in Global Wheels Expansions in Leading-Cost Regions Expansion Project Timing 2007 total capital investment of $102M Growth projects represented about 50% of capital expenditures These expansions will continue to add earnings growth in future years Key markets continuing to grow and offer future opportunities Investments continue in leading-cost/high-growth regions

Extend the Lead in Global Wheels
2007 Top Platforms

HAYES LEMMERZ INTERNATIONAL, INC.

Top 15 Platforms		
OEM	**NAMEPLATE**	**REGION**
Toyota	Hilux/Fortuner	SA/Asia
Honda	Civic	EU/SA/NA
GM	Silverado	NA
Ford	Fusion	EU/SA/NA
Fiat/GM	Corsa/Punto	EU
Ford	Focus	EU
Nissan	Megane/Espace	Asia
VW	Polo/Fabia	EU
Ford	Crown Vic	NA
GM	Astra/Zafira	EU/SA/NA
Ford	Freelander	EU
VW	Golf/Octavia	EU
PSA	Partner/Berlingo	EU
Ford	Transit	EU
Ford	F Series	NA

SA = South America; EU = Europe; NA = North America

% of Sales



Top 15 Platforms 29%
Other Platforms 71%

➢ No platform greater than 4% of total revenue

Diverse product portfolio – over 200 platforms worldwide

14

Extend the Lead in Global Wheels 2007 Key Business Wins Total 2007 wins of over $430M *SA = South America; EU = Europe; NA = North America

Extend the Lead in Global Wheels 2007 Sales by Customer Global Sales by Customer (12 Manufacturing Countries) Sales to U.S. Domestics* 53% U.S. 30% U.S. 17% U.S. *Ford, GM, Chrysler LLC Diversified customer mix with decreasing reliance on U.S. Domestics

Sales Light Vehicle Steel 768 Light Vehicle Aluminum 746 Commercial Truck/Other 538 Extend the Lead in Global Wheels Sales by Product Segment Balanced product portfolio Segment Customer Geography Reduced variability ($ in millions) 2007 Sales $2.1 Billion

Execute Operating Plan Significant improvement in financials Diversified platform, customer and geographical mix Restructuring Balance sheet restructured at the right time Suspension, MGG, Wabash, and Brakes divestitures Extend Lead in Global Wheels Profitability continues to improve Growing in the right regions with the right products and customers Positive Free Cash Flow Positive in 2007 Cash from Operations driving increase Summary

Financial Review

Fiscal 2007 vs. Fiscal 2006 Financial Summary1 1 Financials have been adjusted to reflect suspension components, MGG, and automotive brakes as discontinued operations. Please see the appendix for the quarterly 2006 and 2007 financials, adjusted to reflect these businesses as discontinued operations. 2 Please refer to the appendix for a reconciliation of this non-GAAP financial measure. 3 Includes discontinued operations ($ in millions)

Fiscal 2007 vs. Fiscal 2006 Change in Net Sales ($ in millions) Sale of Wabash, IN plant Primarily mix

Fiscal 2007 vs. Fiscal 2006 Change in Core Operating Earnings1 ($ in millions) FX ($8M) Incentive Plans ($8M) Volume/price/mix $9M Productivity/Economics/Other $19M FX $15M Depreciation $7M 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors.

1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. Fiscal 2007 vs. Fiscal 2006 Change in Free Cash Flow1 (Excl. A/R Programs) ($ in millions) Continuing expansion in leading-cost/high-growth regions Adjusted EBITDA $34M Working Capital $74M Other ($1M)

Free Cash Flow (Excl. A/R Programs) 2005 2006 2007 FCF -69 -29 38 FCF before Growth Capital -26 6 89 2005 Significant free cash flow improvement since 2005 ($ in millions) 2006 2007

Capital Structure Capital Structure ($ in millions) ($ in millions) No significant debt maturities until 2014 2008 2009 2010 2011-2015 *2008 excludes debt maturity of $29M German A/R program, which we expect to renew annually. *Excludes pre-payments Restructuring improves capital structure and extends maturities Debt Maturities

U.S. Pension ($ in millions) Unfunded Liability Contributions ($ in millions) Expect to have no unfunded liability by fiscal year 2008 Contributions to the U.S. pension plan are expected to be significantly reduced from prior years

2008 Outlook Key Goals Execute 2008 operating plan Continue strategic investment strategy Positive free cash flow Financial Outlook Poised for strong performance in 2008

Appendix

Fiscal 2007 vs. Fiscal 2006 Free Cash Flow ($ in millions)

Non-GAAP Financial Information Adjusted EBITDA ($ in millions)

Non-GAAP Financial Information Core Operating Earnings ($ in millions)

2006 - 2007 Financials by Quarter The following financials have been updated to reflect suspension components, MGG, and automotive brakes as discontinued operations: ($ in millions)

Non-GAAP Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude asset impairment losses and other restructuring charges, reorganization items and other items. Management references these non-GAAP financial measures frequently in its decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. The Company uses Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA.

Non-GAAP Financial Measures Core Operating Earnings: Core operating earnings is defined as earnings from operations less asset impairments and restructuring charges, post-emergence chapter 11 related costs, gains and losses on sales of assets, and other special items that are of an infrequent or unusual nature. Core operating earnings is used by management as a non-GAAP financial measure because it is more indicative of operating performance due to exclusion of non-operating, infrequent, or unusual items.

Non-GAAP Financial Measures Free Cash Flow: Free cash flow is defined as cash from operating activities minus capital expenditures plus cash from the sale of assets. Free cash flow is used by management as a non- GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements or make corporate investments.